ACQUISITIONS	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
ACQUISITIONS
NOTE 3: -	ACQUISITIONS

On February 17, 2022 (the “Closing Date”), the Company acquired all of the technology and other intangible assets from SecurityDAM, which was a related party and was the sole single-managed security service provider of the Company for a total consideration of (1) $30,000 in cash and (2) additional contingent consideration of up to $12,500 based on the revenues of the Company’s cloud DDoS protection service post acquisition. The contingent consideration was measured at fair value at the closing date and recorded as a liability in other long-term liabilities on the consolidated balance sheets in the amount of $9,525.

The acquisition was accounted for as a business combination and the purchase consideration was allocated to assets acquired and liabilities assumed based on their estimated fair values, as presented in the following table:

Consideration:
Cash consideration paid on closing date	$30,000
Contingent consideration fair value	9,525

Total purchase price	$39,525

Identifiable assets acquired:
Technology	$12,661
Goodwill	26,864

$39,525

The estimated useful life of the technology is approximately 6 years.

Goodwill generated from this business combination is primarily attributable to synergies between the Company's and SecurityDAM's respective products and services. The goodwill is deductible for income tax purposes. The fair value of the contingent consideration related to the investment in SecurityDAM was $6,332 as of December 31, 2023, refer to Note 5 for more information. Changes in the contingent consideration are recorded in the consolidated statements of income (loss) in operating expenses, net under general and administrative expenses.